Exhibit 99.1
1stDibs Reports First Quarter 2024 Financial Results

New York, NY — May 8, 2024 — 1stdibs.com, Inc. (NASDAQ: DIBS), a leading online marketplace for luxury design products ("1stDibs" or the "Company"), today reported financial results for its first quarter ended March 31, 2024.
First Quarter 2024 Financial Highlights
•Net revenue was $22.1 million, a decrease of 1% year-over-year.
•Gross profit was $16.0 million, an increase of 7% year-over-year.
•Gross margin was 72.5%, compared to 67.1% in the first quarter 2023.
•GAAP net loss was $3.3 million compared to a net loss of $8.1 million in the first quarter 2023.
•Non-GAAP Adjusted EBITDA and Adjusted EBITDA Margin was $(1.8) million and (8.1)%, respectively, compared to $(5.3) million and (23.7)%, respectively, in the first quarter 2023.
•Cash, cash equivalents and short-term investments totaled $134.2 million as of March 31, 2024.

“We are pleased to report that we have continued to make progress against our key goals, with demand metrics recovering across the board. The second consecutive quarter of conversion rate improvement resulted in better GMV and order growth,” said David Rosenblatt, 1stDibs Chief Executive Officer. “We are encouraged that our product efforts are paying off and that leading indicators of demand are picking up.”

Tom Etergino, Chief Financial Officer of 1stDibs said, “Over the past two years, we have taken actions to build a stronger financial foundation. In the first quarter we continued to see the impact of these efforts on our P&L with improved take rates, expanded gross margins, lower operating expenses and higher Adjusted EBITDA Margins.”

Other Recent Business Highlights and First Quarter Key Operating Metrics
•GMV was $91.7 million, a decrease of 6% year-over-year.
•Number of Orders was approximately 35K, consistent year-over-year.
•Active Buyers was approximately 61K, a decrease of 9% year-over-year.

Financial Guidance and Outlook
The Company’s second quarter 2024 guidance is below.

Q2 2024 Guidance
GMV	$85 million - $92 million
Net revenue	$21.0 million - $22.3 million
Adjusted EBITDA margin (non-GAAP)	(14%) - (9%)

Actual results may differ materially from our Financial Guidance and Outlook as a result of, among other things, the factors described under “Forward-Looking Statements” below.
A GAAP reconciliation to our non-GAAP guidance measure (adjusted EBITDA) is not available on a forward-looking basis without unreasonable effort due to the potential variability and uncertainty of expenses that may be incurred in the future. Stock-based compensation expense is impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to change. We have provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for our historical non-GAAP financial results included in this press release.

Webcast Information
1stDibs will host a webcast to discuss its first quarter 2024 financial results today at 8:00 a.m. Eastern Time. Investors and participants can access the webcast at the 1stDibs Investor Relations website (investors.1stdibs.com). A replay of the webcast will be available through the same link following the webcast, for one year thereafter.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, 1stDibs announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, company blog posts, public conference calls and webcasts, as well as the investor relations website.

About 1stDibs
1stDibs is a leading online marketplace for connecting design lovers with highly coveted sellers and makers of vintage, antique, and contemporary furniture, home décor, art, jewelry, watches and fashion.

Media Contact:
Jennifer Miller
jennifer.miller@1stdibs.com

Investor Relations Contact:
Kevin LaBuz
investors@1stdibs.com

Forward-Looking Statements
This press release contains "forward-looking statements" and "forward-looking information" within the meaning of applicable federal and state securities laws (collectively, "forward-looking statements"). All statements in this press release other than statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: "accelerate," "anticipate," "believe," "can," "contemplate," "continue," "could," "demand," "estimate," "expand," "expect," "focus," "intend," "may," "might," "objective," "ongoing," "opportunity," "outlook," "plan," "potential," "predict," "progress," "project," "should," "target," "will," "would," or the negative of these terms, or other comparable terminology or similar expressions intended to identify statements about the future.
These forward-looking statements include, but are not limited to, statements regarding the following: (1) our continued efforts to lay the foundation for future growth; (2) our focus on efficiency and steps to align our expenses to current demand and the impact thereof; (3) our progress towards reaccelarating sustainable growth, reducing our cost, increasing operating leverage, and re-engineering our cost base; and (4) our future results of operations and financial position, including our financial guidance and outlook. We cannot guarantee that any forward-looking statement will be accurate. Forward-looking statements are based on current expectations of future events and if these prove to be inaccurate, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to vary materially from those discussed or implied in the forward-looking statements. These risks and uncertainties include but are not limited to the following: (1) our ability to execute our business plan and strategies to achieve our strategic initiatives; (2) our ability to achieve future growth; (3) our ability to enhance GMV growth and shareholder value; (4) our ability to effectively manage costs; (5) our ability to execute our stock repurchase program; (6) our ability to reduce operating costs and realign investment priorities following our workforce reduction; and (7) macroeconomic conditions or geopolitical events or similar risks, as well as other risks, uncertainties, and other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 10-K for the year ended December 31, 2023 and other periodic reports and filings we make with the SEC. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release and we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, or otherwise, except as required by law.

Key Operating Metrics Definitions
Gross Merchandise Value
We define GMV as the total dollar value from items sold by our sellers through 1stDibs in a given month, minus cancellations within that month, and excluding shipping and sales taxes. GMV includes all sales reported to us by our sellers, whether transacted through the 1stDibs marketplace or reported as an offline sale. We view GMV as a measure of the total economic activity generated by our online marketplace, and as an indicator of the scale and growth of our online marketplace and the health of our ecosystem. Our historical performance for GMV may not be indicative of future performance in GMV.
Number of Orders
We define Number of Orders as the total number of orders placed or reported through the 1stDibs marketplace in a given month, minus cancellations within that month. Our historical performance for Number of Orders may not be indicative of future performance in Number of Orders.
Active Buyers
We define Active Buyers as buyers who have made at least one purchase through our online marketplace during the 12 months ended on the last day of the period presented, net of cancellations. A buyer is identified by a unique email address; thus an Active Buyer could have more than one account if they were to use a separate unique email address to set up each account. We believe this metric reflects scale, engagement and brand awareness, and our ability to convert user activity on our online marketplace into transactions. Our historical performance for Active Buyers may not be indicative of future performance in new Active Buyers.

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$33,730	$37,395
Short-term investments	100,511	101,926
Accounts receivable, net of allowance for doubtful accounts of $243 and $188 at March 31, 2024 and December 31, 2023, respectively	610	643
Prepaid expenses	2,064	3,032
Receivables from payment processors	3,448	2,670
Other current assets	2,230	2,214
Total current assets	142,593	147,880
Restricted cash, non-current	3,600	3,580
Property and equipment, net	3,600	3,384
Operating lease right-of-use assets	22,338	19,655
Goodwill	4,109	4,116
Other assets	3,228	2,200
Total assets	$179,468	$180,815
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,287	$3,580
Payables due to sellers	7,986	6,521
Accrued expenses	9,525	10,883
Operating lease liabilities, current	3,578	3,107
Other current liabilities	3,952	3,618
Total current liabilities	27,328	27,709
Operating lease liabilities, non-current	21,121	18,812
Other liabilities	3	6
Total liabilities	48,452	46,527
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized as of March 31, 2024 and December 31, 2023; zero shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 41,108,619 and 40,738,619 shares issued as of March 31, 2024 and December 31, 2023, respectively; and 39,732,251 and 39,915,136 outstanding as of March 31, 2024 and December 31, 2023, respectively	411	407
Treasury stock, at cost; 1,376,368 and 823,483 shares as of March 31, 2024 and December 31, 2023, respectively	(6,411)	(3,496)
Additional paid-in capital	454,432	451,282
Accumulated deficit	(317,022)	(313,719)
Accumulated other comprehensive loss	(394)	(186)
Total stockholders’ equity	131,016	134,288
Total liabilities and stockholders’ equity	$179,468	$180,815

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net revenue	$22,062	$22,178
Cost of revenue	6,076	7,307
Gross profit	15,986	14,871
Operating expenses:
Sales and marketing	9,169	9,805
Technology development	4,745	5,795
General and administrative	7,010	8,088
Provision for transaction losses	414	1,364
Total operating expenses	21,338	25,052
Loss from operations	(5,352)	(10,181)
Other income, net:
Interest income	1,692	1,531
Other, net	357	517
Total other income, net	2,049	2,048
Net loss before income taxes	(3,303)	(8,133)
Provision for income taxes	—	—
Net loss	(3,303)	(8,133)
Net loss per share—basic and diluted	$(0.08)	$(0.21)
Weighted average common shares outstanding—basic and diluted	39,745,095	39,330,542

1STDIBS.COM, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(3,303)	$(8,133)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	462	939
Stock-based compensation expense	3,090	3,106
Provision for transaction losses, returns and refunds	434	346
Amortization of costs to obtain revenue contracts	81	79
Amortization of operating lease right-of-use assets	802	629
Accretion of discounts and amortization of premiums on short-term investments, net	(861)	(354)
Other, net	47	(112)
Changes in operating assets and liabilities:
Accounts receivable	(56)	29
Prepaid expenses and other current assets	1,002	1,269
Receivables from payment processors	(778)	(250)
Other assets	(1,217)	(181)
Accounts payable and accrued expenses	(2,939)	(71)
Payables due to sellers	1,464	(134)
Operating lease liabilities	(703)	(678)
Other current liabilities and other liabilities	(586)	715
Net cash used in operating activities	(3,061)	(2,801)
Cash flows from investing activities:
Maturities of short-term investments	31,577	—
Purchases of short-term investments	(29,492)	(62,370)
Development of internal-use software	(451)	(370)
Purchases of property and equipment	(196)	(20)
Net cash provided by (used in) investing activities	1,438	(62,760)
Cash flows from financing activities:
Proceeds from exercise of stock options	703	31
Payments for repurchase of common stock	(2,669)	—
Net cash (used in) provided by financing activities	(1,966)	31
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(56)	113
Net decrease in cash, cash equivalents, and restricted cash	(3,645)	(65,417)
Cash, cash equivalents, and restricted cash at beginning of the period	40,975	158,043
Cash, cash equivalents, and restricted cash at end of the period	$37,330	$92,626

Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted EBITDA Margin
In this press release, we provide Adjusted EBITDA, a non-GAAP financial measure that represents our net loss adjusted to exclude: (1) depreciation and amortization; (2) stock-based compensation expense; (3) other income, net; and (4) strategic alternative expenses. We also provide Adjusted EBITDA Margin, a non-GAAP financial measure that presents Adjusted EBITDA divided by net revenue. Below is a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA.
We have included Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures, because they are key measures used by our management team to help us to assess our operating performance and the operating leverage in our business. We also use these measures to analyze our financial results, establish budgets and operational goals for managing our business, and make strategic decisions. We believe that Adjusted EBITDA and Adjusted EBITDA Margin help identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses that we exclude from Adjusted EBITDA and Adjusted EBITDA Margin. Accordingly, we believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to key financial metrics used by our management in their financial and operational decision-making. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance.
The non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented should not be considered as the sole measure of our performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with GAAP. Further, these non-GAAP financial measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, and are not intended, and should not be construed, as a substitute for the related financial information calculated in accordance with GAAP. These limitations of Adjusted EBITDA and Adjusted EBITDA Margin include the following:
•The exclusion of certain recurring, non-cash charges, such as depreciation and amortization of property and equipment. While these are non-cash charges, we may need to replace the assets being depreciated in the future and Adjusted EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements;
•The exclusion of stock-based compensation expense, which has been a significant recurring expense and will continue to constitute a significant recurring expense for the foreseeable future, as equity awards are expected to continue to be an important component of our compensation strategy;
•The exclusion of other income, net, which includes interest income related to our cash, cash equivalents and short-term investments and realized and unrealized gains and losses on foreign currency exchange;
•The exclusion of strategic alternative expenses in connection with capital return strategies, buy- and sell-side mergers, acquisitions and partnerships, sale of a business or subsidiary, business optimization costs related to revisions of operational objectives and priorities, cost saving initiatives related to restructuring charges and integration costs, in all cases outside the ordinary course.

Because of these limitations, you should consider Adjusted EBITDA and Adjusted EBITDA Margin alongside other financial performance measures, including net loss and our other GAAP results. The information in the tables below sets forth the non-GAAP financial measures along with the most directly comparable GAAP financial measures.

1STDIBS.COM, INC.
Reconciliation of Net Loss to Adjusted EBITDA
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(3,303)	$(8,133)
Excluding:
Depreciation and amortization	462	939
Stock-based compensation expense	3,090	3,106
Other income, net	(2,049)	(2,048)
Strategic alternative expenses	6	882
Adjusted EBITDA (non-GAAP)	$(1,794)	$(5,254)
Divided by:
Net revenue	$22,062	$22,178
Adjusted EBITDA Margin (non-GAAP)	(8.1)%	(23.7)%